Exhibit 24.1
POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. AKDERSON his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ A. Peyton Bush
A. Peyton Bush, III

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ William P. Carmichael
William P. Carmichael

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ James C. Flores
James C. Flores

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ Suzanne T. Mestayer
Suzanne T. Mestayer

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ John F. Wombwell
John F. Wombwell

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ Nancy D. Parmelee
Nancy D. Parmelee

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of shares of common stock of the Company issued to Whitney Exploration, LLC, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on September 21, 2011.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.